Exhibit 32

                   CERTIFICATION PURSUANT TO
                    18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO
           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the filing of American Asset Management Corporation (the Company) Quarterly Report on Form 10-QSB for the Period ending June 30, 2003 with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard G. Gagliardi, the Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


     (1)  The Report fully complies with the requirements of
          section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                 _s/Richard G. Gagliardi__________
                                 Name of Certifying Officer
                                 Chief Executive/Financial Officer


Date:  August 14, 2003


A signed original of this written statement required by Section 906 has been provided to American Asset Management Corporation and will be retained by American Asset Management Corporation and furnished to the Securities and Exchange Commission or its staff upon request.